77Q1(a)

Amended and Restated By-Laws, dated December 4, 2012 (filed electronically as Exhibit (b) to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on February 28, 2013, File No. 2-14213 and incorporated herein by reference).